American Conservative Values ETF (ACVF)

American Conservative Values Small-Cap ETF (ACVS)

series portfolios of

ETF Opportunities Trust

Supplement dated June 17, 2022

to the Prospectus dated November 30, 2021

Effective as of the date of this supplement, the following disclosure is added to the section of the Prospectus entitled “Additional Information About Risk”:

Shareholder Activism Risk. The Adviser, on behalf of the Fund, may engage in shareholder activist activities with respect to the portfolio securities held by a Fund. These activities may include, but are not limited to, engaging in a dialog with management of the companies held by a fund, organizing with other investors in the company, or making proposals on the company’s proxy statements. The Adviser believes that engaging in these activities may encourage management to make changes to its practices that could increase long-term shareholder value.

Engaging in such activities may involve risks not normally associated with an investment in an exchange-traded fund. For example, this activity may require the Adviser to negotiate with management and other third parties, which may require negotiating skills, strategic planning, and judgments on the part of the Adviser about legal, regulatory, political, public relations and other non-financial matters that are not normally required for an investment adviser to an exchange-traded fund. These activities could also detract from the Adviser’s focus on identifying other attractive investment opportunities for the Funds. There can be no guarantee that the Adviser will make the correct judgments necessary to achieve the Funds’ objectives or that the Adviser will be successful in effecting changes in management’s practices. In addition, there are also the risks that management may not effect changes sought by the Fund, or that the Fund may succeed in making positive changes, but they are not recognized by the market and do not result in long-term shareholder value.

Engaging in these activities may also result in the company or other parties, including regulators having jurisdiction over the Funds, taking legal action against the Funds. This could result in a Fund incurring legal fees to defend itself and could result in the Fund being liable to the target for damages. These costs would be borne by the Fund and could significantly increase the Fund's expenses.

* * * * *

This Supplement and the Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-888-909-6030.